                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                                December 15, 1999

                Date of report (Date of earliest event reported)


Lehman ABS Corporation is the depositor under the Standard Terms for Trust Agreements, dated as of February 25, 1998, as supplemented by the Series Supplement, dated as of March 31, 1998, which together formed the Corporate Bond-Backed Certificates, Series 1998-ADM-1.

                             LEHMAN ABS CORPORATION

             (Exact Name of Registrant as Specified in Its Charter)



            Delaware                333-32105                13-3447441
(State or Other Jurisdiction      (Commission File         (I.R.S. Employer
     of Incorporation)               Number)              Identification No.)



Three World Financial Center                                             10285

200 Vesey Street                                                      (Zip Code)
New York, New York
(Address of Principal Executive Offices)

                                 (212) 526-5594
                         (Registrant's Telephone Number,
                              Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  OTHER EVENTS

On June 15, 1998, December 15, 1998, June 15, 1999 and December 15, 1999
distributions were made to the Holders of the Corporate Bond Backed Certificates, Series 1998-ADM-1 (the "Certificate Holders"). Specific information with respect to the distributions are filed as Exhibits 99.1 through
99.4 hereto.

No other reportable transactions or matters have occurred during the current reporting period.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      The following exhibit was filed as part of this report:

99.1 Trustee's Distribution Statement to the Certificate Holders for the six-month period ending June 15, 1998.
99.2 Trustee's Distribution Statement to the Certificate Holders for the six-month period ending December 15, 1998.
99.3 Trustee's Distribution Statement to the Certificate Holders for the six-month period ending Juen 15, 1999.
99.4 Trustee's Distribution Statement to the Certificate Holders for the six-month period ending December 15, 1999.


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                                    SIGNATURE

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 26, 2000



                                               THE BANK OF NEW YORK
                                               AS TRUSTEE, FOR
                                               CORPORATE BOND-BACKED
                                               CERTIFICATES, SERIES
                                               1998-ADM-1 TRUST


                                               By: /s/ Enrico D. Reyes
                                                  -----------------------
                                                  Enrico D. Reyes
                                                  Vice President

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                                  EXHIBIT INDEX

Exhibit Number      Description
--------------      -----------

99.1                Trustee's Distribution Statement to the Certificate
                    Holders for the six-month period ending June 15, 1998.
99.2 Trustee's Distribution Statement to the Certificate Holders for the six-month period ending December 15, 1998.
99.3 Trustee's Distribution Statement to the Certificate Holders for the six-month period ending June 15, 1999.
99.4 Trustee's Distribution Statement to the Certificate Holders for the six-month period ending December 15, 1999.



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